SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)     February 20, 2004
                                                ------------------------------


                          Community Capital Corporation
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             (Exact Name of Registrant as Specified in Its Charter)


                                 South Carolina
                                 --------------
                 (State or Other Jurisdiction of Incorporation)





         0-18460                                      57-0866395
         -------                                      ----------
  (Commission File Number)                  (I.R.S. Employer Identification)



               1402-C Highway 72, Greenwood, South Carolina 29649
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          (Address, Including Zip Code of Principal Executive Offices)



                                 (864) 941-8200
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
                                   -----------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.           Other Events.


                  On February 20, 2004, Community Capital Corporation issued a press release announcing the approval by the shareholders of Abbeville Capital Corporation of the merger with Community Capital Corporation. The press release is attached as Exhibit 99.1 to this Form 8-K. This information is provided under
Item 5 of Form 8-K. The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

              Exhibit 99.1 - Press Release dated February 20, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              COMMUNITY CAPITAL CORPORATION


Date: February 20, 2004       By:     /S/ R. WESLEY BREWER
                                   --------------------------------------------
                              R. Wesley Brewer
                              Chief Financial Officer, Executive Vice President,
                              and Secretary